EXHIBIT 99.2

Supplemental Operating and Financial Information

June 30, 2003

Supplemental Information

Table of Contents

June 30, 2003

The information within refers to all Highwoods Properties' consolidated entities, except pages 31 to 37 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Summary

Dollars in thousands, except per share amounts

	Three Months Ended
	06/30/03	06/30/02	Change F/(U)
Operations
Revenue from continuing operations	$105,659	$107,863	$(2,204)
Rental Property Expense from continuing operations	36,870	34,248	(2,622)

Net Operating Income from continuing operations	$68,789	$73,615	$(4,826)

Revenue from discontinued operations	$6,483	$11,514	$(5,031)
Property Expense from discontinued operations	1,436	3,146	1,710

Net Operating Income from discontinued operations	$5,047	$8,368	$(3,321)

Interest and other income	$3,229	$2,695	$534
Equity in earnings of unconsolidated affiliates	(485)	2,475	(2,960)
General and administrative	6,524	9,047	2,523
G&A as a % of Revenue and Other Income	5.7%	7.3%	1.6%

EBITDA calculation
Net Income before extraordinary item	$10,120	$27,750	$17,630
Addback Depreciation and amortization	32,781	31,568	(1,213)
Addback Interest Expense	29,007	27,458	(1,549)

EBITDA	$71,908	$86,776	$(14,868)

Interest Expense from continuing operations	$28,579	$27,028	$(1,551)
Interest Expense from discontinued operations	428	430	2
EBITDA/Interest Expense	2.48	3.16	(0.68)
EBITDA/Interest Expense + Preferred Dividends	1.96	2.47	(0.51)
Net Income	$10,120	$27,750	$(17,630)
Funds from Operation	39,657	51,147	(11,490)
Cash available for distribution	25,522	47,252	(21,730)
Per Share—Diluted:
Net Income	$0.05	$0.37	$(0.32)
Funds from operations	0.66	0.84	(0.18)
Dividends paid	0.425	0.585	(0.16)
Dividends paid as % of funds from operations	64.3%	69.6%	5.3%
Dividends paid as % of cash available for distribution	100.0%	75.3%	-24.7%

	06/30/03	06/30/02	Change F/(U)
Capitalization
Total Assets	$3,362,033	$3,565,765	$(203,732)
Market Capitalization:
Total Debt	1,579,265	1,675,358	(96,093)
Market Value of Common Equity	1,708,688	1,949,561	(240,873)

Total Market Capitalization	$3,287,953	$3,624,919	$(336,966)
Total Debt/Total Assets	47.0%	47.0%	0.0%

	06/30/03	06/30/02	Change F/(U)
Portfolio
Total Square Footage	36,822,000	37,906,000	(1,084,000)
Occupancy	83.4%	86.2%	-2.8%
Same Property NOI	$68,352	$74,814	$(6,462)

i

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Banc of America Securities
Gene H. Anderson	Lee Schalop - 212-847-5677
Kay N. Callison
Edward J. Fritsch	Davenport & Company, LLC
Ronald P. Gibson	Rob Norfleet - 804-780-2170
William E. Graham Jr.
Lawrence S. Kaplan	Deutsche Banc Alex. Brown
L. Glenn Orr Jr.	Lou Taylor - 212-469-4912
O. Temple Sloan Jr., Chairman
Willard H. Smith Jr.	Green Street Advisors
John L. Turner	John Lutzius - 949-640-8780
F. William Vandiver, Jr.
Legg Mason
Senior Management Team	David Fick - 410-454-5018

Ronald P. Gibson	McDonald Investments, Inc.
President, Chief Executive Officer and Director	Anatole Pevnev - 216-263-4783

Edward J. Fritsch	Morgan Stanley Dean Witter
Executive Vice President, Chief Operating	Gregory Whyte - 212-761-6331
Officer, Director and Secretary
Prudential Securities
Gene H. Anderson	Jim Sullivan - 212-778-2515
Senior Vice President and Director
Smith Barney Citigroup
Michael F. Beale	Jonathan Litt - 212-816-0231
Senior Vice President
UBS Warburg
Michael E. Harris	Keith Mills - 212-713-3098
Senior Vice President
Wachovia Securities
Carman J. Liuzzo	Chris Haley - 443-263-6773
Vice President, Chief Financial Officer
and Treasurer

Mack D. Pridgen III
Vice President, General Counsel and
Assistant Secretary

ii

Corporate Information

Divisional Offices	Corporate Headquarters

Atlanta/Piedmont Triad	Highwoods Properties, Inc.
Gene H. Anderson - Regional Manager	3100 Smoketree Court, Suite 600
Raleigh, NC 27604
Atlanta, GA	919-872-4924
Gene H. Anderson, Senior Vice President
Stock Exchange
Piedmont Triad, NC
Mark W. Shumaker, Vice President	NYSE Trading Symbol: HIW

Orlando/Tampa	Investor Relations Contact
Michael F. Beale - Regional Manager
Tabitha Zane
Orlando, FL	Sr. Director, Investor Relations
Michael F. Beale, Senior Vice President	Phone: 919-431-1529
Fax: 919-876-6929
Tampa, FL	E-mail: tabitha.zane@highwoods.com
Stephen A. Meyers, Vice President
Information Request
Research Triangle/Richmond
To request a standard Investor Relations package, Annual Report
Research Triangle, NC	or to be added to our e-mail or fax list, please contact the
Edward J. Fritsch, Executive Vice President	Investor Relations Coordinator at:
Phone: 919-875-6717 or 800-256-2963
Richmond, VA	Email: HIW-IR@highwoods.com
Paul W. Kreckman, Vice President
The Company
Kansas City/Charlotte/Memphis/
Nashville	Highwoods Properties, Inc. is a fully integrated, self-administered
Michael E. Harris - Regional Manager	real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for
Kansas City, MO	its properties and for third parties. As of June 30, 2003, the Company
Barrett Brady, Senior Vice President	owns or has an interest in 564 in-service office, industrial and retail properties encompassing approximately 44.6 million square feet.
Charlotte, NC	Highwoods also owns approximately 1,360 acres of development land.
Thomas F. Cochran, Senior Vice President	Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas,
Memphis, TN	Missouri, North Carolina, South Carolina, Tennessee and Virginia.
Michael E. Harris, Senior Vice President	For more information about Highwoods Properties, please visit our
Web site at www.highwoods.com.

Nashville, TN
W. Brian Reames, Vice President

iii

Consolidated Statements of Income

Dollars in thousands, except per share amounts

	Six Months Ended		Three Months Ended
	06/30/03	06/30/02	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02
Rental revenue	$211,629	$221,108	$105,659	$105,970	$109,127	$110,926	$107,863
Operating expenses:
Rental property	73,524	69,733	36,870	36,654	35,275	35,552	34,248
Depreciation and amortization	64,856	57,666	32,412	32,444	35,850	30,146	28,955
Interest expense:
Contractual	55,496	52,291	27,822	27,674	29,751	27,092	26,687
Amortization of deferred financing costs	1,383	680	757	626	366	347	341

	56,879	52,971	28,579	28,300	30,117	27,439	27,028
General and administrative includes $3,700 and $3,514 of nonrecurring compensation expense in the six and three months ended 6/30/02, respectively	11,868	14,403	6,524	5,344	6,026	4,147	9,047
Litigation reserve	—	—	—	—	—	2,700	—

Total operating expenses	207,127	194,773	104,385	102,742	107,268	99,984	99,278
Other income:
Interest and other income	6,116	6,033	3,229	2,887	4,791	2,804	2,695
Equity in earnings/(loss) of unconsolidated affiliates	1,276	5,039	(485)	1,761	1,765	1,259	2,475

	7,392	11,072	2,744	4,648	6,556	4,063	5,170

Income before gain/(loss) on disposition of land and depreciable assets, minority interest, discontinued operations and extraordinary item	11,894	37,407	4,018	7,876	8,415	15,005	13,755
Gain on disposition of land	2,275	5,757	1,412	863	396	741	5,989
Gain/(loss) on disposition of depreciable assets	240	5,379	220	20	(197)	171	4,203

Income before minority interest, discontinued operations and extraordinary item	14,409	48,543	5,650	8,759	8,614	15,917	23,947
Minority interest	(1,702)	(5,845)	(656)	(1,046)	(983)	(1,969)	(2,851)

Income from continuing operations	12,707	42,698	4,994	7,713	7,631	13,948	21,096
Discontinued operations:
Income from discontinued operations, net of minority int	7,410	10,038	3,781	3,629	4,134	4,535	4,768
Gain on sale of discontinued operations, net of minority int	1,175	1,886	1,345	(170)	12,252	(3,283)	1,886

	8,585	11,924	5,126	3,459	16,386	1,252	6,654

Net income before extraordinary item	21,292	54,622	10,120	11,172	24,017	15,200	27,750
Extraordinary item – loss on early extinguishment of debt	—	—	—	—	—	(378)	—

Net income	21,292	54,622	10,120	11,172	24,017	14,822	27,750
Dividends on preferred shares	(15,426)	(15,426)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income available for common stockholders	$5,866	$39,196	$2,407	$3,459	$16,304	$7,109	$20,037

Net income per common share-diluted:
(Loss)/income from continuing operations	$(0.05)	$0.51	$(0.05)	$—	$(0.00)	$0.12	$0.25
Income from discontinued operations	$0.16	$0.22	$0.10	$0.06	$0.30	$0.03	$0.12
Extraordinary item – loss on early extinguishment of debt	$—	$—	$—	$—	$—	$(0.01)	$—

Net income	$0.11	$0.73	$0.05	$0.06	$0.30	$0.14	$0.37

Weighted average common shares outstanding – diluted	53,395	53,512	53,315	53,475	53,407	53,604	53,691

Rental property expenses / Rental revenue	34.7%	31.5%	34.9%	34.6%	32.3%	32.1%	31.8%

Statement of Funds from Operations

Dollars in thousands, except per share amounts

	Six Months Ended		Three Months Ended
	06/30/03	06/30/02	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02
Funds from operations:
Net income	$21,292	$54,622	$10,120	$11,172	$24,017	$14,822	$27,750
Add/(Deduct):
Depreciation and amortization	64,856	57,666	32,412	32,444	35,850	30,146	28,955
Gain/(loss) on disposition of depreciable assets	(240)	(5,379)	(220)	(20)	197	(171)	(4,203)
Minority interest	1,702	5,845	656	1,046	983	1,969	2,851
Extraordinary item – loss on early extinguishment of debt	—	—	—	—	—	378	—
Dividends to preferred shareholders	(15,426)	(15,426)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)
Unconsolidated affiliates:
Depreciation and amortization	4,904	4,633	2,489	2,415	2,554	2,432	2,149
Loss on disposition of depreciable assets	2,413	—	2,413	—	—	—	—
Loss on early extinguishment of debt	—	—	—	—	—	309	—
Discontinued operations:
Depreciation and amortization	1,219	5,268	369	850	2,166	2,681	2,613
Gain/(loss) on sale, net of minority interest	(1,175)	(1,886)	(1,345)	170	(12,252)	3,283	(1,886)
Minority interest in income	943	1,364	476	467	545	598	631

Funds from operations	80,488	106,707	39,657	40,831	46,347	48,734	51,147
Cash available for distribution:
Add/(Deduct):
Rental income from straight-line rents	(3,365)	(1,318)	(1,680)	(1,685)	(1,132)	(1,222)	1,049
Non-recurring compensation expense	—	3,700	—	—	—	—	3,514
Litigation reserve	—	—	—	—	—	2,700	—
Amortization of deferred financing costs	1,383	680	757	626	366	347	341
Non-incremental revenue generating capital expenditures paid:
Building improvements	(5,525)	(3,121)	(2,734)	(2,791)	(3,086)	(1,740)	(2,370)
2nd generation tenant improvements	(11,420)	(6,911)	(6,932)	(4,488)	(7,796)	(5,824)	(3,380)
2nd generation lease commissions	(6,914)	(5,659)	(3,546)	(3,368)	(2,968)	(3,694)	(3,049)

	(23,859)	(15,691)	(13,212)	(10,647)	(13,850)	(11,258)	(8,799)

Cash available for distribution	$54,647	$94,078	$25,522	$29,125	$31,731	$39,301	$47,252

Weighted average share/units
outstanding-diluted	60,193	60,767	60,028	60,360	60,437	60,653	60,849

Per common share/common unit-diluted:
Funds from operations	$1.34	$1.76	$0.66	$0.68	$0.77	$0.80	$0.84

Dividends paid	$1.010	$1.170	$0.425	$0.585	$0.585	$0.585	$0.585

Dividend payout ratios:
Funds from operations	75.5%	66.6%	64.3%	86.5%	76.3%	72.8%	69.6%

Cash available for distribution	111.3%	75.6%	100.0%	121.2%	111.4%	90.3%	75.3%

Ratios:
FFO growth from prior year	-24%	-8%	-21%	-25%	-16%	-6%	-6%

Net cash provided by/(used in):
Operating activities	$73,873	$97,690	$35,067	$38,806	$30,312	$73,483	$54,868
Investing activities	(13,623)	66,799	6,565	(20,188)	110,308	18,480	54,361
Financing activities	(58,242)	(150,871)	(47,811)	(10,431)	(143,601)	(92,159)	(98,898)

Net increase/(decrease) in cash and cash equivalents	$2,008	$13,618	$(6,179)	$8,187	$(2,981)	$(196)	$10,331

	Six Months Ended
	06/30/03	06/30/02
Supplemental Capital Expenditure Disclosure
Development cost:
Shell construction and predevelopment costs	$1,457	$27,660
1st generation tenant improvements	8,441	7,180
1st generation lease commissions	1,482	3,557
Nonrecurring property renovation cost	5,137	1,111
Acquisitions	15,787	7,625
Furniture Fixture and Equipment	280	444

	$32,584	$47,577
Non-incremental revenue generating capital expenditures paid:	23,859	15,691

Total per the Statement of Cash Flows	$56,443	$63,268

Consolidated Balance Sheets

Dollars in thousands

	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02
Assets:
Real estate assets, at cost:
Land and improvements	$383,520	$383,216	$386,051	$417,086	$432,153
Buildings and tenant improvements	2,808,274	2,799,117	2,792,306	2,807,266	2,865,516
Development in process	9,499	7,663	6,729	39,919	54,333
Land held for development	172,153	161,952	162,762	158,248	175,139
Furniture, fixtures and equipment	21,223	21,150	20,966	20,479	19,842

	3,394,669	3,373,098	3,368,814	3,442,998	3,546,983
Less-accumulated depreciation	(503,077)	(481,333)	(455,337)	(441,140)	(423,875)

Net real estate assets	2,891,592	2,891,765	2,913,477	3,001,858	3,123,108
Property held for sale	201,143	232,756	221,720	245,481	167,173
Cash and cash equivalents	13,025	19,204	11,017	13,998	14,194
Restricted cash	3,163	2,943	8,582	2,702	4,556
Accounts receivable, net of allowance	13,902	12,723	13,578	19,298	16,211
Notes receivable	27,617	32,077	31,057	31,914	33,181
Accrued straight-line rents receivable	51,703	50,462	48,777	50,191	49,407
Investment in unconsolidated affiliates	76,499	78,229	79,504	80,825	79,603
Other assets:
Deferred leasing costs	100,462	96,752	97,143	103,699	107,536
Deferred financing costs	42,544	42,548	26,120	25,964	25,916
Prepaid expenses and other	16,882	16,388	15,295	13,400	12,086

	159,888	155,688	138,558	143,063	145,538
Less-accumulated amortization	(76,499)	(72,815)	(70,901)	(70,375)	(67,206)

Other assets, net	83,389	82,873	67,657	72,688	78,332

Total Assets	$3,362,033	$3,403,032	$3,395,369	$3,518,955	$3,565,765

Liabilities and Stockholders’ Equity
Mortgages and notes payable	$1,579,265	$1,580,301	$1,528,720	$1,626,362	$1,675,358
Accounts payable, accrued expenses and other liabilities	102,949	108,808	120,614	131,087	99,275

Total Liabilities	1,682,214	1,689,109	1,649,334	1,757,449	1,774,633
Minority interest	177,104	183,297	188,563	191,114	192,879
Stockholders’ Equity:
Preferred stock	377,445	377,445	377,445	377,445	377,445
Common stock	531	535	534	534	534
Additional paid-in capital	1,383,568	1,392,118	1,390,043	1,389,595	1,390,238
Distributions in excess of net earnings	(245,751)	(225,430)	(197,647)	(182,719)	(157,223)
Accumulated other comprehensive loss	(7,831)	(8,767)	(9,204)	(10,418)	(8,260)
Deferred compensation	(5,247)	(5,275)	(3,699)	(4,045)	(4,481)

Total Stockholders’ Equity	1,502,715	1,530,626	1,557,472	1,570,392	1,598,253

Total Liabilities and Stockholders’ Equity	$3,362,033	$3,403,032	$3,395,369	$3,518,955	$3,565,765

Ratios
Total Debt/Total Assets	47.0%	46.4%	45.0%	46.2%	47.0%

Estimated Net Asset Value

June 30, 2003

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In-Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

Office	9.25%	9.50%	9.75%
Retail	8.00%	8.25%	8.50%
Industrial/Other	9.00%	9.25%	9.50%

Weighted average	9.08%	9.33%	9.58%
Wholly Owned Properties Net Operating Income YTD
Office 1/ 2/	$110,784	$110,784	$110,784
Retail	14,375	14,375	14,375
Industrial/Other 3/	13,777	13,777	13,777

Total Net Operating Income	$138,936	$138,936	$138,936
Wholly Owned Properties Net Operating Income Annualized
Office	$221,568	$221,568	$221,568
Retail	28,750	28,750	28,750
Industrial/Other	27,554	27,554	27,554

Total Net Operating Income	$277,872	$277,872	$277,872
Wholly Owned Properties Capitalized Value
Office	$2,395,330	$2,332,295	$2,272,492
Retail	359,375	348,485	338,235
Industrial/Other	306,156	297,881	290,042

	$3,060,860	$2,978,661	$2,900,770

Highwoods’ Share of Joint Ventures
Net Operating Income YTD	$13,995	$13,995	$13,995

Net Operating Income Annualized	$27,990	$27,990	$27,990
Capitalization Rates	9.25%	9.50%	9.75%

Capitalized Value	$302,595	$294,632	$287,077

Value of Highwoods Preserve at $80 per square foot 4/	$65,280	$65,280	$65,280

Total In-Service Property Value	$3,428,735	$3,338,572	$3,253,127

Value of Other income
Annualized Development, Leasing and Management Fees	$6,560	$6,560	$6,560
Capitalization Rate	20%	20%	20%

Value of Other income	$32,800	$32,800	$32,800

Add Other assets:
Development Pipeline Investment	$16,222	$16,222	$16,222
Property Held for Sale, at Net Sales Price	234,737	234,737	234,737
Land held for development at Book Value	172,153	172,153	172,153
Cash and cash equivalents	13,025	13,025	13,025
Restricted cash	3,163	3,163	3,163
Accounts receivable, net	13,902	13,902	13,902
Notes receivable	27,617	27,617	27,617

Other assets total	$480,819	$480,819	$480,819

Gross Value of Assets	$3,942,354	$3,852,191	$3,766,746

Deductions:
Total Liabilities	$1,682,214	$1,682,214	$1,682,214
Preferred stock	377,445	377,445	377,445
Highwoods’ Share of Joint Ventures Liabilities	202,661	202,661	202,661

Estimated Net Asset Value	$1,680,034	$1,589,871	$1,504,426

Total diluted common shares and operating units	59,744	59,744	59,744

Estimated Net Asset Value Per Share	$28.12	$26.61	$25.18

1/	Added back the $1.2 million operating loss at Highwoods Preserve
2/	Deducted $294,000 for the operating income on the completed but not stabilized development projects
3/	Deducted $82,000 for the operating income on the completed but not stabilized development project
4/	Highwoods Preserve is a 816,000 sf office campus in Tampa that Worldcom vacated 12/31/02

Combined Financial Information

Highwoods Properties and Unconsolidated Joint Ventures

Dollars in thousands

	Highwoods Properties Inc.	Highwoods’ Share of Joint Ventures	Total
	(see pages 31 - 33)
Statement of Operations:
For the three months ended June 30, 2003
Revenue:
Rental property revenue	$105,659	$12,159	$117,818
Expenses:
Rental property expense	36,870	5,024	41,894
Depreciation and amortization	32,412	2,489	34,901
Interest expense:
Contractual	27,822	2,884	30,706
Amortization of deferred financing costs	757	—	757

	28,579	2,884	31,463
General and administrative	6,524	—	6,524
Other Income/(Expenses)	2,744	—	2,744

Income from continuing operations	$4,018	$1,762	$5,780

Net Income before extraordinary item	$10,120	(485)	$9,635
Addback Equity in loss of unconsolidated affiliates	485		485
Addback Depreciation and amortization	32,781	2,489	35,270
Addback Interest Expense	29,007	2,884	31,891

EBITDA	$72,393	$4,888	$77,281
EBITDA /Interest Expense			2.42

For the six months ended June 30, 2003
Revenue:
Rental property revenue	$211,629	$23,956	$235,585
Expenses:
Rental property expense	73,524	9,961	83,485
Depreciation and amortization	64,856	4,904	69,760
Interest expense:
Contractual	55,496	5,732	61,228
Amortization of deferred financing costs	1,383	—	1,383

	56,879	5,732	62,611
General and administrative	11,868	—	11,868
Other Income/(Expenses)	7,392	—	7,392

Income from continuing operations	$11,894	$3,359	$15,253

Net Income	$21,292	$1,276	$22,568
Deduct Equity in earnings/(loss) of unconsolidated affiliates	(1,276)		(1,276)
Addback Depreciation and amortization	66,075	4,904	70,979
Addback Interest Expense	57,736	5,732	63,468

EBITDA			$143,827
EBITDA /Interest Expense			2.49

As of June 30, 2003
Balance Sheet Information:
Total Assets 1/	$3,285,534	$285,163	$3,570,697
Debt	1,579,265	192,864	1,772,129
Total Liabilities	1,682,214	202,661	1,884,875
Total Debt/Total Assets			49.6%

1/	Excludes investment in unconsolidated affiliates

Components of Discontinued Operations

Dollars in thousands, except per share amounts

	Six Months Ended		Three Months Ended
	06/30/03	06/30/02	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02
Rental revenue	$13,445	$23,672	$6,483	$6,962	$9,762	$11,906	$11,514
Operating expenses:
Rental property	3,032	6,293	1,436	1,596	2,484	3,484	3,146
Depreciation and amortization	1,219	5,268	369	850	2,166	2,681	2,613
Interest expense	857	860	428	429	429	630	430

Total operating expense	5,108	12,421	2,233	2,875	5,079	6,795	6,189

Interest and other income	16	151	7	9	(4)	22	74

	16	151	7	9	(4)	22	74

Income before gain/(loss) on disposition of depreciable assets and minority interest	8,353	11,402	4,257	4,096	4,679	5,133	5,399
Minority interest	(943)	(1,364)	(476)	(467)	(545)	(598)	(631)

Income from discontinued operations, net of minority interest	7,410	10,038	3,781	3,629	4,134	4,535	4,768

Gain/(loss) on sale of discontinued operations	1,323	2,136	1,515	(192)	13,851	(3,716)	2,136
Minority Interest	(148)	(250)	(170)	22	(1,599)	433	(250)

Gain on sale of discontinued operations, net of minority interest	1,175	1,886	1,345	(170)	12,252	(3,283)	1,886

Total discontinued operations	$8,585	$11,924	$5,126	$3,459	$16,386	$1,252	$6,654

Capitalization

Dollars in thousands

	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02
Long-Term Debt (see page 8 & 9)	$1,579,265	$1,580,301	$1,528,720	$1,626,362	$1,675,358
Preferred Stock:
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	53,072	53,484	53,400	53,387	53,417
Minority interest partnership units	6,625	6,848	6,975	7,042	7,049

Total shares and units outstanding	59,697	60,332	60,375	60,429	60,466

Stock price at period end	$22.30	$20.44	$22.10	$23.40	$26.00
Market value of equity	$1,708,688	$1,610,631	$1,711,733	$1,791,484	$1,949,561

Total market capitalization with debt	$3,287,953	$3,190,932	$3,240,453	$3,417,846	$3,624,919

See pages 31 to 37 for information regarding Highwoods’ Joint Ventures

Long-Term Debt Summary

Dollars in thousands

	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02
Balances Outstanding:
Secured:
Conventional fixed rate	$653,092	$656,060	$515,411	$517,859	$512,145
Variable rate debt	4,173	4,241	4,309	5,503	32,213

Secured total	$657,265	$660,301	$519,720	$523,362	$544,358

Unsecured:
Fixed rate bonds and notes	$806,500	$806,500	$931,500	$931,500	$931,500
Variable rate debt	20,000	20,000	20,000	20,000	—
Credit facility	95,500	93,500	57,500	151,500	199,500

Unsecured total	$922,000	$920,000	$1,009,000	$1,103,000	$1,131,000

Total	$1,579,265	$1,580,301	$1,528,720	$1,626,362	$1,675,358

Average Interest Rates:
Secured:
Conventional fixed rate	7.6%	7.6%	8.0%	8.0%	8.0%
Variable rate debt	3.6%	3.7%	3.9%	3.4%	3.1%

Secured total	7.5%	7.5%	7.9%	7.7%	7.8%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.3%	7.3%	7.3%
Variable rate debt	2.5%	2.6%	2.8%	—	7.3%
Credit facility	2.1%	2.3%	2.8%	2.7%	2.8%

Unsecured total	6.7%	6.9%	6.5%	6.5%	6.4%

Average	7.1%	7.1%	7.0%	6.9%	6.9%

Capitalized Interest:	$349	$366	$(1,325)	$1,724	$2,622

Maturity Schedule:

	Future Maturities of Debt			Total Debt 1/	Average Interest Rate
Year	Secured Debt 1/	Unsecured Debt
2003	$—	$246,500		$246,500	7.5%
2004	—	—		—	—
2005	70,585	20,000		90,585	7.1%
2006	6,694	205,500	2/	212,194	4.8%
2007	80,629	—		80,629	7.9%
2008	—	100,000		100,000	7.1%
2009	205,547	50,000		255,547	8.0%
2010	142,263	—		142,263	7.8%
2011	—	100,000		100,000	7.2%
2012	—	—		—	—
Thereafter	151,547	200,000		351,547	6.9%

Total maturities	$657,265	$922,000		$1,579,265	7.1%

Weighted average maturity = 6.0 years

1/	Excludes annual principal amortization
2/	Included in the $205.5 million of unsecured debt maturities is $95.5 million related to the credit facility which now matures in 2006.

Long-Term Debt Detail

Dollars in thousands

Secured Loans In Excess of $10 Million

Lender	Blended Rate	Maturity Date	Loan Balance 06/30/03	Undepreciated Book Value of Assets Secured
Monumental Life Insurance Company	7.8%	Nov-09	$178,371	$249,050
Northwestern Mutual Life	6.0%	Feb-13	144,585	184,953
Northwestern Mutual Life	7.8%	Nov-10	141,677	263,729
Northwestern Mutual Life	8.2%	Jan-07	67,678	132,584
Principal Life Insurance Company	8.6%	Apr-05	42,947	101,773
Principal Life Insurance Company	8.2%	Jul-05	27,638	68,288
Cigna Corporation	9.1%	Mar-09	18,915	19,095

	7.5%		$621,811	$1,019,472

All Other Secured Loans (16)	7.4%		$35,454	$81,948

Total Secured Loans	7.5%		$657,265	$1,101,420

Unsecured Bonds
Bonds	6.8%	Dec-03	$100,000
Bonds	8.0%	Dec-03	146,500
Bonds	7.0%	Dec-06	110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Xpos 1/	7.2%	Jun-11	100,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$806,500

1/	Remarket date is 6/15/2004

Portfolio Summary

(Rentable Square Feet)

	06/30/03	03/31/03	12/31/02		09/30/02	06/30/02
Office Industrial & Retail
In-Service:
Office	25,052,000	25,387,000	25,342,000		25,861,000	25,787,000
Industrial	10,243,000	10,243,000	10,242,000		10,468,000	10,468,000
Retail 1/	1,527,000	1,527,000	1,528,000		1,650,000	1,651,000

Total	36,822,000	37,157,000	37,112,000		37,979,000	37,906,000

Development Completed – Not Stabilized:
Office	140,000	100,000	231,000		568,000	735,000
Industrial	60,000	60,000	60,000		136,000	136,000
Retail	—	—	—		20,000	20,000

Total	200,000	160,000	291,000		724,000	891,000

Development – In Process:
Office	—	40,000	40,000		100,000	201,000
Industrial	—	—	—		60,000	60,000
Retail	—	—	—		—	—

Total	—	40,000	40,000		160,000	261,000

Total:
Office	25,192,000	25,527,000	25,613,000		26,529,000	26,723,000
Industrial	10,303,000	10,303,000	10,302,000		10,664,000	10,664,000
Retail 1/	1,527,000	1,527,000	1,528,000		1,670,000	1,671,000

Total	37,022,000	37,357,000	37,443,000		38,863,000	39,058,000

Same Store
Office	23,149,000	23,484,000	22,450,000		23,408,000	23,400,000
Industrial	10,044,000	10,044,000	9,679,000		10,041,000	10,041,000
Retail	1,507,000	1,507,000	1,509,000		1,650,000	1,651,000

Total	34,700,000	35,035,000	33,638,000		35,099,000	35,092,000

Percent Leased/Pre-Leased:
In-Service:
Office	80.5%	80.9%	82.3%	2/	86.3%	86.7%
Industrial	88.7%	86.8%	86.2%		86.2%	83.5%
Retail	96.8%	96.5%	97.0%		95.4%	95.6%

Total	83.4%	83.2%	84.0%	2/	86.7%	86.2%

Development Completed – Not Stabilized:
Office	30.0%	42.0%	61.3%		17.3%	28.7%
Industrial	50.0%	50.0%	50.0%		29.0%	29.0%
Retail	—	—	—		90.0%	90.0%

Total	36.0%	45.0%	59.0%		21.5%	30.1%

Development – In Process:
Office	—	0.0%	0.0%		42.0%	70.1%
Industrial	—	—	—		20.0%	—
Retail	—	—	—		—	—

Total	—	0.0%	0.0%		33.8%	54.0%

Same Store
Office	81.9%	82.1%	84.3%	3/	87.0%	87.7%
Industrial	88.9%	87.0%	87.1%		86.3%	83.4%
Retail	96.7%	96.6%	97.1%		95.4%	95.6%

Total	84.6%	84.1%	85.7%	3/	87.2%	86.9%

1/	Excludes basement space in the Country Club Plaza property of 474,000 square feet.
2/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. The impact on Office occupancy and Total occupancy was 3.2% and 2.2%, respectively.
3/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. Only 631,000 square feet of this lease was related to Same Store Properties. The impact on Office occupancy and Total occupancy was 2.8% and 1.8%, respectively.

Portfolio Summary

(Continued)

As of June 30, 2003

Summary by Location:

	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 1/
Market				Office	Industrial	Retail	Total
Atlanta	6,729,000		82.5%	11.0%	3.4%	—	14.4%
Research Triangle	4,032,000		81.2%	13.0%	0.2%	—	13.2%
Kansas City	2,511,000	2/	93.1%	4.3%	—	8.7%	13.0%
Tampa	4,170,000		66.4%	12.1%	—	—	12.1%
Piedmont Triad	8,368,000		90.0%	6.1%	5.2%	—	11.3%
Nashville	2,865,000		87.0%	10.9%	—	—	10.9%
Richmond	2,825,000		93.9%	9.0%	0.5%	—	9.5%
Charlotte	1,729,000		79.8%	4.4%	0.3%	—	4.7%
Memphis	1,216,000		80.5%	4.4%	—	—	4.4%
Greenville	1,511,000		84.0%	4.1%	0.2%	—	4.3%
Columbia	426,000		60.2%	1.1%	—	—	1.1%
Orlando	340,000		48.8%	0.7%	—	—	0.7%
Other	100,000		64.1%	0.4%	—	—	0.4%

Total	36,822,000		83.4%	81.5%	9.8%	8.7%	100.0%

Summary by Location, Including Unconsolidated Joint Venture Properties:

Market	Rentable Square Feet	Occupancy	Percentage of Annualized Revenue 1/3/
			Office	Industrial	Retail	Multi-Family	Total
Atlanta	7,660,000	83.4%	11.3%	3.1%	—	—	14.4%
Research Triangle	5,157,000	81.8%	12.6%	0.2%	—	—	12.8%
Kansas City	2,938,000	92.4%	4.3%	—	7.9%	—	12.2%
Tampa	4,741,000	68.7%	11.5%	—	—	—	11.5%
Piedmont Triad	8,732,000	90.4%	6.0%	4.7%	—	—	10.7%
Nashville	2,865,000	87.0%	9.9%	—	—	—	9.9%
Richmond	2,946,000	94.1%	8.4%	0.4%	—	—	8.8%
Charlotte	1,877,000	81.4%	4.1%	0.3%	—	—	4.4%
Greenville	1,511,000	84.0%	3.8%	0.2%	—	—	4.0%
Memphis	1,216,000	80.5%	4.0%	—	—	—	4.0%
Des Moines	2,245,000	93.4%	2.9%	0.4%	0.1%	0.4%	3.8%
Orlando	2,103,000	78.7%	2.1%	—	—	—	2.1%
Columbia	426,000	60.2%	1.0%	—	—	—	1.0%
Other	210,000	82.9%	0.4%	—	—	—	0.4%

Total	44,627,000	84.5%	82.3%	9.3%	8.0%	0.4%	100.0%

1/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12, excludes the revenue associated with the rejected 816,000 square foot Intermedia(Worldcom) lease on 12/31/02.
2/	Excludes basement space in the Country Club Plaza property of 474,000 square feet
3/	Includes Highwoods' share of Joint Venture Annualized Rental Revenue, see page 35

Portfolio Summary

(Continued)

As of June 30, 2003

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 1/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 1/
Research Triangle	3,931,000	80.8%	16.0%	101,000	96.2%	2.2%
Tampa	4,170,000	66.4%	14.8%	—	—	—
Atlanta	3,289,000	82.8%	13.5%	3,440,000	82.1%	34.7%
Nashville	2,865,000	87.0%	13.4%	—	—	—
Richmond	2,443,000	92.9%	11.1%	382,000	100.0%	4.7%
Piedmont Triad	2,318,000	84.1%	7.5%	6,050,000	92.2%	53.6%
Memphis	1,216,000	80.5%	5.4%	—	—	—
Charlotte	1,566,000	80.2%	5.4%	163,000	75.3%	2.9%
Kansas City	980,000	87.2%	5.3%	4,000	100.0%	0.0%
Greenville	1,408,000	85.0%	5.1%	103,000	70.0%	1.9%
Columbia	426,000	60.2%	1.3%	—	—	—
Orlando	340,000	48.8%	0.8%	—	—	—
Other	100,000	64.1%	0.4%	—	—	—

	25,052,000	80.5%	100.0%	10,243,000	88.7%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 1/
Kansas City 2/	1,527,000	96.8%	100.0%

	1,527,000	96.8%	100.0%

1/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes basement space in the Country Club Plaza property of 474,000 square feet.

Occupancy Trends – Office, Industrial and Retail Properties

Market	Measurement	06/30/03	03/31/03	12/31/02		09/30/02	06/30/02
Atlanta	Rentable Square Feet	6,729,000	6,729,000	6,728,000		6,592,000	6,484,000
	Occupancy	82.5%	82.0%	83.0%		83.7%	84.9%

Charlotte	Rentable Square Feet	1,729,000	1,729,000	1,729,000		2,075,000	2,075,000
	Occupancy	79.8%	79.1%	84.0%		87.2%	69.5%

Columbia	Rentable Square Feet	426,000	426,000	426,000		426,000	426,000
	Occupancy	60.2%	60.2%	67.4%		62.9%	63.0%

Greenville	Rentable Square Feet	1,511,000	1,511,000	1,511,000		1,527,000	1,409,000
	Occupancy	84.0%	85.8%	86.8%		85.7%	86.2%

Kansas City 1/	Rentable Square Feet	2,511,000	2,511,000	2,512,000		2,690,000	2,692,000
	Occupancy	93.1%	93.3%	94.5%		91.7%	92.4%

Memphis	Rentable Square Feet	1,216,000	1,216,000	1,215,000		1,135,000	1,135,000
	Occupancy	80.5%	81.5%	80.8%		85.7%	85.9%

Nashville	Rentable Square Feet	2,865,000	2,864,000	2,733,000		3,045,000	2,991,000
	Occupancy	87.0%	86.0%	87.7%		88.5%	86.9%

Orlando	Rentable Square Feet	340,000	340,000	340,000		664,000	664,000
	Occupancy	48.8%	48.8%	47.6%		69.7%	68.4%

Piedmont Triad	Rentable Square Feet	8,368,000	8,371,000	8,371,000		8,273,000	8,273,000
	Occupancy	90.0%	89.4%	88.9%		88.8%	88.9%

Research Triangle	Rentable Square Feet	4,032,000	4,188,000	4,340,000		4,120,000	4,118,000
	Occupancy	81.2%	80.3%	81.9%		82.8%	86.4%

Richmond	Rentable Square Feet	2,825,000	2,829,000	2,764,000		2,989,000	2,990,000
	Occupancy	93.9%	94.6%	95.0%		95.1%	94.1%

Tampa	Rentable Square Feet	4,170,000	4,262,000	4,262,000		4,262,000	4,467,000
	Occupancy	66.4%	66.5%	67.1%	2/	86.4%	86.3%

Total 3/	Rentable Square Feet	36,722,000	36,976,000	36,931,000		37,798,000	37,724,000
	Occupancy	83.4%	83.2%	84.0%	2/	86.7%	86.2%

1/	Excludes basement space in the Country Club Plaza property of 474,000 square feet.
2/	The occupancy percentages have been reduced as a result of the rejection of the 816,000 square foot Intermedia(Worldcom) lease on 12/31/02. The impact on Tampa's occupancy and Total occupancy was 19.1% and 2.2%, respectively.
3/	Excludes 100,000 square feet of buildings held for sale

Leasing Statistics

Office Portfolio

	Three Months Ended
	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	216	166	194	184	162	184
Rentable square footage leased	1,097,633	1,081,692	1,035,837	882,115	874,467	994,349
Average per rentable square foot over the lease term:
Base rent	$16.93	$16.08	$17.38	$17.26	$16.86	$16.90
Tenant improvements	(1.33)	(0.85)	(1.58)	(1.06)	(0.86)	(1.14)
Leasing commissions	(0.59)	(0.54)	(0.65)	(0.60)	(0.56)	(0.59)
Rent concessions	(0.16)	(0.14)	(0.43)	(0.22)	(0.14)	(0.22)

Effective rent	14.85	14.55	14.72	15.38	15.30	14.95
Expense stop	(4.69)	(4.76)	(5.08)	(5.54)	(5.17)	(5.05)

Equivalent effective net rent	$10.16	$9.79	$9.64	$9.84	$10.13	$9.90

Average term in years	3.8	3.5	4.2	3.6	4.1	3.8

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$7,125,673	$4,474,184	$8,004,279	$4,396,259	$3,481,988	$5,496,477
Rentable square feet	1,097,633	1,081,692	1,035,837	882,115	874,467	994,349

Per rentable square foot	$6.49	$4.14	$7.73	$4.98	$3.98	$5.53

Leasing Commissions:
Total dollars committed under signed leases	$1,803,423	$1,658,231	$2,255,691	$1,352,691	$1,272,854	$1,668,578
Rentable square feet	1,097,633	1,081,692	1,035,837	882,115	874,467	994,349

Per rentable square foot	$1.64	$1.53	$2.18	$1.53	$1.46	$1.68

Total:
Total dollars committed under signed leases	$8,929,097	$6,132,415	$10,259,970	$5,748,950	$4,754,842	$7,165,055
Rentable square feet	1,097,633	1,081,692	1,035,837	882,115	874,467	994,349

Per rentable square foot	$8.13	$5.67	$9.91	$6.52	$5.44	$7.21

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	41	35	45	45	32	40
Rentable square footage leased	540,891	857,482	530,945	593,188	1,005,765	705,654
Average per rentable square foot over the lease term:
Base rent	$4.46	$3.70	$4.45	$4.37	$3.58	$4.11
Tenant improvements	(0.28)	(0.32)	(0.51)	(0.23)	(0.29)	(0.33)
Leasing commissions	(0.12)	(0.11)	(0.12)	(0.14)	(0.14)	(0.13)
Rent concessions	(0.07)	(0.01)	(0.09)	(0.02)	(0.03)	(0.04)

Effective rent	3.99	3.26	3.73	3.98	3.12	3.61
Expense stop	(0.49)	(0.25)	(0.32)	(0.39)	(0.09)	(0.31)

Equivalent effective net rent	$3.50	$3.01	$3.41	$3.59	$3.03	$3.30

Average term in years	3.5	2.6	3.8	1.6	6.3	3.5

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$701,259	$791,737	$1,172,142	$522,115	$2,088,547	$1,055,160
Rentable square feet	540,891	857,482	530,945	593,188	1,005,765	705,654

Per rentable square foot	$1.30	$0.92	$2.21	$0.88	$2.08	$1.50

Leasing Commissions:
Total dollars committed under signed leases	$298,582	$178,385	$199,076	$141,694	$797,939	$323,135
Rentable square feet	540,891	857,482	530,945	593,188	1,005,765	705,654

Per rentable square foot	$0.55	$0.21	$0.37	$0.24	$0.79	$0.46

Total:
Total dollars committed under signed leases	$999,841	$970,122	$1,371,218	$663,809	$2,886,486	$1,378,295
Rentable square feet	540,891	857,482	530,945	593,188	1,005,765	705,654

Per rentable square foot	$1.85	$1.13	$2.58	$1.12	$2.87	$1.95

Leasing Statistics

Retail Portfolio

	Three Months Ended
	06/30/03	03/31/03	12/31/02	09/30/02	06/30/02	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	9	10	18	13	13	13
Rentable square footage leased	25,772	22,774	36,085	28,267	52,527	33,085
Average per rentable square foot over the lease term:
Base rent	$26.51	$23.03	$19.19	$20.14	$18.15	$21.40
Tenant improvements	(0.86)	(1.54)	(1.22)	(0.60)	(1.83)	(1.21)
Leasing commissions	(0.70)	(1.09)	(0.82)	(0.88)	(0.65)	(0.83)
Rent concessions	0.00	0.00	(0.01)	0.00	(0.03)	(0.01)

Effective rent	24.95	20.40	17.14	18.66	15.64	19.35
Expense stop	0.00	0.00	0.00	0.00	(1.02)	(0.20)

Equivalent effective net rent	$24.95	$20.40	$17.14	$18.66	$14.62	$19.15

Average term in years	9.9	6.9	6.0	5.6	7.0	7.1

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$195,055	$513,000	$351,023	$121,500	$1,077,825	$451,681
Rentable square feet	25,772	22,774	36,085	28,267	52,527	33,085

Per rentable square foot	$7.57	$22.53	$9.73	$4.30	$20.52	$13.65

Leasing Commissions:
Total dollars committed under signed leases	$100,464	$109,066	$127,964	$91,405	$151,268	$116,033
Rentable square feet	25,772	22,774	36,085	28,267	52,527	33,085

Per rentable square foot	$3.90	$4.79	$3.55	$3.23	$2.88	$3.51

Total:
Total dollars committed under signed leases	$295,519	$622,066	$478,987	$212,905	$1,229,093	$567,714
Rentable square feet	25,772	22,774	36,085	28,267	52,527	33,085

Per rentable square foot	$11.47	$27.31	$13.27	$7.53	$23.40	$17.16

Leasing Statistics by Market

For the Three Months Ended June 30, 2003

Office Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI's Per SF	Lease Commissions Per SF 1/

Research Triangle	283,108	2.2	$16.26	$3.15	$0.68
Tampa	188,351	4.4	17.25	9.28	1.64
Atlanta	179,462	5.6	17.36	9.01	1.13
Piedmont Triad	103,617	3.3	14.26	4.41	0.38
Nashville	86,902	4.6	17.69	6.99	1.72
Charlotte	63,748	4.0	18.35	8.18	2.04
Richmond	58,043	2.9	18.29	3.88	1.41
Columbia	41,651	3.2	16.03	5.88	3.76
Kansas City	33,753	4.4	20.78	10.78	4.61
Memphis	28,575	4.4	19.16	12.34	1.89
Greenville	20,438	4.8	17.80	4.64	3.19
Orlando	9,985	0.8	9.14	0.08	0.00

	1,097,633	3.8	$16.93	$6.49	$1.40

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI's Per SF	Lease Commissions Per SF 1/

Atlanta	246,801	4.4	$4.67	$1.83	$0.65
Piedmont Triad	235,588	2.2	4.06	0.78	0.18
Richmond	46,068	5.0	4.53	0.65	1.13
Charlotte	8,076	2.8	7.25	4.65	0.34
Research Triangle	2,340	1.0	8.00	0.00	0.00
Kansas City	2,018	1.0	8.00	0.00	0.00

	540,891	3.5	$4.46	$1.30	$0.48

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI's Per SF	Lease Commissions Per SF 1/

Kansas City	25,772	9.9	$26.51	$7.57	$3.51

	25,772	9.9	$26.51	$7.57	$3.51

1/	Total lease commisions per SF excludes internal charges from Leasing Departments, which are not allocated to individual leases.

Rental Rate Comparisons by Market

For the Three Months Ended June 30, 2003

Office Portfolio

	Rentable			Percentage Change
Market	Square Feet Leased	First Year Cash Rent 1/	Previous Year Cash Rent	Cash Rent	Straight Line Rent
Research Triangle	283,108	$15.96	$16.64	-4.1%	1.3%
Tampa	188,351	16.48	18.94	-13.0%	0.1%
Atlanta	179,462	17.49	16.60	5.3%	7.3%
Piedmont Triad	103,617	13.99	14.79	-5.4%	-1.6%
Nashville	86,902	16.32	19.26	-15.2%	-4.2%
Charlotte	63,748	17.54	18.81	-6.7%	-0.3%
Richmond	58,043	17.75	18.05	-1.7%	6.2%
Columbia	41,651	16.03	19.45	-17.6%	-14.8%
Kansas City	33,753	19.75	19.49	1.3%	6.7%
Memphis	28,575	16.28	19.38	-16.0%	1.8%
Greenville	20,438	17.01	17.96	-5.3%	4.7%
Orlando	9,985	9.10	8.86	2.7%	4.2%

	1,097,633	$16.40	$17.47	-6.2%	0.9%

Industrial Portfolio

	Rentable			Percentage Change
Market	Square Feet Leased	First Year Cash Rent 1/	Previous Year Cash Rent	Cash Rent	Straight Line Rent
Atlanta	246,801	$4.39	$5.63	-22.0%	-8.0%
Piedmont Triad	235,588	3.90	4.37	-10.8%	-7.4%
Richmond	46,068	5.33	5.67	-6.0%	-1.5%
Charlotte	8,076	8.52	8.77	-2.9%	-0.2%
Research Triangle	2,340	8.00	7.75	3.2%	3.2%
Kansas City	2,018	9.86	9.45	4.3%	6.6%

	540,891	$4.36	$5.16	-15.5%	-7.1%

Retail Portfolio

	Rentable			Percentage Change
Market	Square Feet Leased	First Year Cash Rent 1/	Previous Year Cash Rent	Cash Rent	Straight Line Rent
Kansas City	25,772	$23.65	$19.90	18.9%	35.3%

	25,772	$23.65	$19.90	18.9%	35.3%

1/	First Year Cash Rent = Base Rent less concessions

Lease Expirations

June 30, 2003

Dollars in thousands

Year	Number of Leases	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office:
Remainder of 2003 2/	395	2,162,605	10.7%	$37,222	$17.21	10.6%
2004	500	2,658,294	13.2%	47,751	17.96	13.6%
2005	569	3,456,136	17.0%	61,025	17.66	17.4%
2006	410	2,960,536	14.7%	53,888	18.20	15.4%
2007	233	1,605,839	8.0%	27,294	17.00	7.8%
2008	205	2,448,868	12.1%	36,807	15.03	10.5%
2009	62	1,588,366	7.9%	27,411	17.26	7.8%
2010	52	990,449	4.9%	20,293	20.49	5.8%
2011	43	952,981	4.7%	19,178	20.12	5.5%
2012	33	710,786	3.5%	12,350	17.38	3.5%
2013 and thereafter	113	663,267	3.3%	7,336	11.06	2.1%

	2,615	20,198,127	100.0%	$350,555	$17.36	100.0%

Industrial:
Remainder of 2003 3/	70	949,838	10.4%	$4,541	$4.78	11.0%
2004	111	2,632,595	28.9%	10,709	4.07	25.9%
2005	77	1,278,426	14.0%	5,712	4.47	13.8%
2006	63	982,829	10.8%	4,780	4.86	11.5%
2007	47	1,859,017	20.4%	8,329	4.48	20.1%
2008	25	537,796	5.9%	2,447	4.55	5.9%
2009	8	318,813	3.5%	2,395	7.51	5.8%
2010	4	71,708	0.8%	504	7.03	1.2%
2011	2	35,475	0.4%	178	5.02	0.4%
2012	2	44,447	0.5%	258	5.80	0.6%
2013 and thereafter	17	402,003	4.4%	1,592	3.96	3.8%

	426	9,112,947	100.0%	$41,445	$4.55	100.0%

1/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 203,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue
3/	Includes 402,000 square feet of eases that are on a month to month basis or 0.4% of total annualized revenue

Lease Expirations

June 30, 2003

(Continued)

Dollars in thousands

		Rentable	Percent of		Average	Percent of
	Number of	Square Feet	Rentable	Annualized	Rental	Annualized
Year	Leases	Expiring	Square Feet	Revenue 1/	Rate	Revenue 1/
Retail:
Remainder of 2003 2/	21	71,678	4.9%	$1,139	$15.89	3.1%
2004	34	143,766	9.7%	2,197	15.28	5.9%
2005	47	154,079	10.4%	3,258	21.14	8.7%
2006	31	91,139	6.2%	2,294	25.17	6.1%
2007	37	118,131	8.0%	2,766	23.41	7.4%
2008	36	137,025	9.3%	4,511	32.92	12.1%
2009	23	158,274	10.7%	4,045	25.56	10.8%
2010	17	85,386	5.8%	1,897	22.22	5.1%
2011	16	57,783	3.9%	2,028	35.10	5.4%
2012	13	77,862	5.3%	1,931	24.80	5.2%
2013 and thereafter	31	382,749	25.8%	11,238	29.36	30.2%

	306	1,477,872	100.0%	$37,304	$25.24	100.0%

Total:
Remainder of 2003 3/	486	3,184,121	10.3%	$42,902	$13.47	10.0%
2004	645	5,434,655	17.8%	60,657	11.16	14.1%
2005	693	4,888,641	15.9%	69,995	14.32	16.3%
2006	504	4,034,504	13.1%	60,962	15.11	14.2%
2007	317	3,582,987	11.6%	38,389	10.71	8.9%
2008	266	3,123,689	10.1%	43,765	14.01	10.2%
2009	93	2,065,453	6.7%	33,851	16.39	7.9%
2010	73	1,147,543	3.7%	22,694	19.78	5.3%
2011	61	1,046,239	3.4%	21,384	20.44	5.0%
2012	48	833,095	2.7%	14,539	17.45	3.4%
2013 and thereafter	161	1,448,019	4.7%	20,166	13.93	4.7%

	3,347	30,788,946	100.0%	$429,304	$13.94	100.0%

1/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 41,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 646,000 square feet of leases that are on a month to month basis or 1.3% of total annualized revenue

Office Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended				Total
			9/30/2003 1/	12/31/03	03/31/04	06/30/04
Atlanta	RSF		265,413	285,394	60,843	34,135	645,785
	% of Total Office RSF		1.3%	1.4%	0.3%	0.2%	3.2%
	Annualized Revenue	2/	$4,493	$5,444	$953	$681	$11,571
	% of Total Office Annl Rev		1.3%	1.6%	0.3%	0.2%	3.3%

Charlotte	RSF		28,176	249,742	42,442	61,232	381,592
	% of Total Office RSF		0.1%	1.2%	0.2%	0.3%	1.9%
	Annualized Revenue	2/	$507	$3,635	$720	$908	$5,770
	% of Total Office Annl Rev		0.1%	1.0%	0.2%	0.3%	1.6%

Columbia	RSF		0	68,957	8,615	3,611	81,183
	% of Total Office RSF		0.0%	0.3%	0.0%	0.0%	0.4%
	Annualized Revenue	2/	$—	$1,453	$152	$69	$1,674
	% of Total Office Annl Rev		0.0%	0.4%	0.0%	0.0%	0.5%

Greenville	RSF		23,287	374	1,827	12,334	37,822
	% of Total Office RSF		0.1%	0.0%	0.0%	0.1%	0.2%
	Annualized Revenue	2/	$426	$6	$32	$226	$690
	% of Total Office Annl Rev		0.1%	0.0%	0.0%	0.1%	0.2%

Kansas City	RSF		62,218	39,648	47,850	21,048	170,764
	% of Total Office RSF		0.3%	0.2%	0.2%	0.1%	0.8%
	Annualized Revenue	2/	$1,217	$749	$976	$367	$3,309
	% of Total Office Annl Rev		0.3%	0.2%	0.3%	0.1%	0.9%

Memphis	RSF		35,261	30,640	72,568	22,452	160,921
	% of Total Office RSF		0.2%	0.2%	0.4%	0.1%	0.8%
	Annualized Revenue	2/	$631	$649	$1,245	$438	$2,963
	% of Total Office Annl Rev		0.2%	0.2%	0.4%	0.1%	0.8%

Nashville	RSF		55,008	31,896	106,306	62,092	255,302
	% of Total Office RSF		0.3%	0.2%	0.5%	0.3%	1.3%
	Annualized Revenue	2/	$1,214	$673	$2,350	$1,341	$5,578
	% of Total Office Annl Rev		0.3%	0.2%	0.7%	0.4%	1.6%

Orlando	RSF		8,697	6,823	9,735	16,452	41,707
	% of Total Office RSF		0.0%	0.0%	0.0%	0.1%	0.2%
	Annualized Revenue	2/	$140	$118	$96	$285	$639
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.1%	0.2%

Piedmont Triad	RSF		54,827	21,727	38,193	126,922	241,669
	% of Total Office RSF		0.3%	0.1%	0.2%	0.6%	1.2%
	Annualized Revenue	2/	$937	$314	$696	$1,189	$3,136
	% of Total Office Annl Rev		0.3%	0.1%	0.2%	0.3%	0.9%

Research Triangle	RSF		131,830	112,219	132,077	116,013	492,139
	% of Total Office RSF		0.6%	0.6%	0.7%	0.6%	2.4%
	Annualized Revenue	2/	$2,443	$1,945	$2,436	$2,258	$9,082
	% of Total Office Annl Rev		0.7%	0.6%	0.7%	0.6%	2.6%

Richmond	RSF		96,877	68,547	36,162	144,494	346,080
	% of Total Office RSF		0.5%	0.3%	0.2%	0.7%	1.7%
	Annualized Revenue	2/	$1,653	$1,221	$732	$2,641	$6,247
	% of Total Office Annl Rev		0.5%	0.3%	0.2%	0.8%	1.8%

Tampa	RSF		404,754	79,001	54,984	166,258	704,997
	% of Total Office RSF		2.0%	0.4%	0.3%	0.8%	3.5%
	Annualized Revenue	2/	$6,066	$1,256	$1,093	$2,842	$11,257
	% of Total Office Annl Rev		1.7%	0.4%	0.3%	0.8%	3.2%

Other	RSF		0	1,289	0	0	1,289
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$32	$—	$—	$32
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF		1,166,348	996,257	611,602	787,043	3,561,250
	% of Total Office RSF		5.7%	4.9%	3.0%	3.9%	17.6%
	Annualized Revenue	2/	$19,727	$17,495	$11,481	$13,245	$61,948
	% of Total Office Annl Rev		5.6%	5.0%	3.3%	3.8%	17.7%

1/	Includes 203,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue
2/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			9/30/2003 1/	12/31/03	03/31/04	06/30/04	Total
Atlanta	RSF		203,968	82,152	66,227	161,813	514,160
	% of Total Industrial RSF		2.2%	0.9%	0.7%	1.8%	5.6%
	Annualized Revenue	2/	$1,156	$491	$384	$926	$2,957
	% of Total Industrial Annl Rev		2.8%	1.2%	0.9%	2.2%	7.2%

Charlotte	RSF		20,878	5,650	7,605	12,958	47,091
	% of Total Industrial RSF		0.2%	0.1%	0.1%	0.1%	0.5%
	Annualized Revenue	2/	$199	$68	$82	$140	$489
	% of Total Industrial Annl Rev		0.5%	0.2%	0.2%	0.3%	1.2%

Greenville	RSF		0	24,096	0	0	24,096
	% of Total Industrial RSF		0.0%	0.3%	0.0%	0.0%	0.3%
	Annualized Revenue	2/	$—	$270	$—	$—	$270
	% of Total Industrial Annl Rev		0.0%	0.7%	0.0%	0.0%	0.7%

Kansas City	RSF		0	0	3,774	0	3,774
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$—	$20	$—	$20
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		383,438	161,729	97,058	918,973	1,561,198
	% of Total Industrial RSF		4.2%	1.8%	1.1%	10.1%	17.1%
	Annualized Revenue	2/	$1,292	$659	$468	$3,037	$5,456
	% of Total Industrial Annl Rev		3.1%	1.6%	1.1%	7.3%	13.2%

Research Triangle	RSF		0	12,859	0	4,922	17,781
	% of Total Industrial RSF		0.0%	0.1%	0.0%	0.1%	0.2%
	Annualized Revenue	2/	$—	$134	$—	$44	$178
	% of Total Industrial Annl Rev		0.0%	0.3%	0.0%	0.1%	0.4%

Richmond	RSF		9,000	46,068	0	15,000	70,068
	% of Total Industrial RSF		0.1%	0.5%	0.0%	0.2%	0.8%
	Annualized Revenue	2/	$12	$261	$—	$89	$362
	% of Total Industrial Annl Rev		0.0%	0.6%	0.0%	0.2%	0.9%

Total	RSF		617,284	332,554	174,664	1,113,666	2,238,168
	% of Total Industrial RSF		6.8%	3.6%	1.9%	12.2%	24.6%
	Annualized Revenue	2/	$2,659	$1,883	$954	$4,236	$9,732
	% of Total Industrial Annl Rev		6.5%	4.5%	2.3%	10.2%	23.5%

1/	Includes 402,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
2/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Office Lease Expirations by Market by Year

Dollars in thousands

		Remainder of 2003 1/		2004	2005	2006	Thereafter
Atlanta	RSF		550,807	181,510	369,439	220,078	1,402,996
	% of Total Office RSF		2.7%	0.9%	1.8%	1.1%	6.9%
	Annualized Revenue	2/	$9,937	$3,038	$6,361	$3,359	$24,593
	% of Total Office Annl Rev		2.8%	0.9%	1.8%	1.0%	7.0%

Charlotte	RSF		277,918	194,440	303,916	168,082	311,813
	% of Total Office RSF		1.4%	1.0%	1.5%	0.8%	1.5%
	Annualized Revenue	2/	$4,142	$3,210	$4,802	$2,495	$4,343
	% of Total Office Annl Rev		1.2%	0.9%	1.4%	0.7%	1.2%

Columbia	RSF		68,957	31,949	48,288	37,273	69,524
	% of Total Office RSF		0.3%	0.2%	0.2%	0.2%	0.3%
	Annualized Revenue	2/	$1,453	$574	$887	$661	$1,054
	% of Total Office Annl Rev		0.4%	0.2%	0.3%	0.2%	0.3%

Greenville	RSF		23,661	18,381	333,705	238,253	583,683
	% of Total Office RSF		0.1%	0.1%	1.7%	1.2%	2.9%
	Annualized Revenue	2/	$432	$392	$4,140	$4,526	$8,247
	% of Total Office Annl Rev		0.1%	0.1%	1.2%	1.3%	2.4%

Kansas City	RSF		101,866	124,025	167,176	144,611	317,623
	% of Total Office RSF		0.5%	0.6%	0.8%	0.7%	1.6%
	Annualized Revenue	2/	$1,966	$2,320	$3,729	$3,082	$7,511
	% of Total Office Annl Rev		0.6%	0.7%	1.1%	0.9%	2.1%

Memphis	RSF		65,901	184,472	204,675	128,592	394,892
	% of Total Office RSF		0.3%	0.9%	1.0%	0.6%	2.0%
	Annualized Revenue	2/	$1,280	$3,415	$4,106	$2,595	$7,707
	% of Total Office Annl Rev		0.4%	1.0%	1.2%	0.7%	2.2%

Nashville	RSF		86,904	276,285	591,115	464,975	1,072,169
	% of Total Office RSF		0.4%	1.4%	2.9%	2.3%	5.3%
	Annualized Revenue	2/	$1,887	$5,799	$11,530	$9,075	$18,565
	% of Total Office Annl Rev		0.5%	1.7%	3.3%	2.6%	5.3%

Orlando	RSF		15,520	41,506	3,000	7,498	98,187
	% of Total Office RSF		0.1%	0.2%	0.0%	0.0%	0.5%
	Annualized Revenue	2/	$259	$633	$42	$98	$1,764
	% of Total Office Annl Rev		0.1%	0.2%	0.0%	0.0%	0.5%

Piedmont Triad	RSF		76,554	305,443	302,279	135,126	1,131,063
	% of Total Office RSF		0.4%	1.5%	1.5%	0.7%	5.6%
	Annualized Revenue	2/	$1,251	$3,582	$4,777	$2,296	$14,399
	% of Total Office Annl Rev		0.4%	1.0%	1.4%	0.7%	4.1%

Research Triangle	RSF		244,049	504,855	478,833	799,185	1,191,370
	% of Total Office RSF		1.2%	2.5%	2.4%	4.0%	5.9%
	Annualized Revenue	2/	$4,387	$9,722	$8,800	$13,630	$19,602
	% of Total Office Annl Rev		1.3%	2.8%	2.5%	3.9%	5.6%

Richmond	RSF		165,424	238,663	422,549	229,613	1,214,050
	% of Total Office RSF		0.8%	1.2%	2.1%	1.1%	6.0%
	Annualized Revenue	2/	$2,875	$4,406	$7,078	$4,557	$19,837
	% of Total Office Annl Rev		0.8%	1.3%	2.0%	1.3%	5.7%

Tampa	RSF		483,755	556,765	210,680	373,869	1,144,367
	% of Total Office RSF		2.4%	2.8%	1.0%	1.9%	5.7%
	Annualized Revenue	2/	$7,322	$10,659	$4,360	$7,193	$22,291
	% of Total Office Annl Rev		2.1%	3.0%	1.2%	2.1%	6.4%

Other	RSF		1,289	0	20,481	13,381	28,819
	% of Total Office RSF		0.0%	0.0%	0.1%	0.1%	0.1%
	Annualized Revenue	2/	$32	$—	$413	$320	$758
	% of Total Office Annl Rev		0.0%	0.0%	0.1%	0.1%	0.2%

Total	RSF		2,162,605	2,658,294	3,456,136	2,960,536	8,960,556
	% of Total Office RSF		10.7%	13.2%	17.1%	14.7%	44.4%
	Annualized Revenue	2/	$37,223	$47,750	$61,025	$53,887	$150,671
	% of Total Office Annl Rev		10.6%	13.6%	17.4%	15.4%	43.0%

1/	Includes 203,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue
2/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Year

Dollars in thousands

			Remainder of 2003 1/	2004	2005	2006	Thereafter
Atlanta	RSF		286,120	505,924	545,817	321,547	1,195,517
	% of Total Industrial RSF		3.1%	5.6%	6.0%	3.5%	13.1%
	Annualized Revenue	2/	$1,646	$2,724	$2,531	$1,862	$5,639
	% of Total Industrial Annl Rev		4.0%	6.6%	6.1%	4.5%	13.6%

Charlotte	RSF		26,528	27,760	18,201	29,993	20,081
	% of Total Industrial RSF		0.3%	0.3%	0.2%	0.3%	0.2%
	Annualized Revenue	2/	$267	$295	$197	$239	$199
	% of Total Industrial Annl Rev		0.6%	0.7%	0.5%	0.6%	0.5%

Greenville	RSF		24,096	26,859	0	16,081	5,350
	% of Total Industrial RSF		0.3%	0.3%	0.0%	0.2%	0.1%
	Annualized Revenue	2/	$270	$283	$—	$195	$56
	% of Total Industrial Annl Rev		0.7%	0.7%	0.0%	0.5%	0.1%

Kansas City	RSF		0	3,774	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$20	$—	$—	$—
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF		545,167	2,012,100	631,827	551,002	1,840,236
	% of Total Industrial RSF		6.0%	22.1%	6.9%	6.0%	20.2%
	Annualized Revenue	2/	$1,951	$7,026	$2,409	$2,162	$8,635
	% of Total Industrial Annl Rev		4.7%	17.0%	5.8%	5.2%	20.8%

Research Triangle	RSF		12,859	16,096	41,396	2,339	24,675
	% of Total Industrial RSF		0.1%	0.2%	0.5%	0.0%	0.3%
	Annualized Revenue	2/	$134	$141	$352	$23	$249
	% of Total Industrial Annl Rev		0.3%	0.3%	0.8%	0.1%	0.6%

Richmond	RSF		55,068	40,082	41,185	61,867	183,400
	% of Total Industrial RSF		0.6%	0.4%	0.5%	0.7%	2.0%
	Annualized Revenue	2/	$273	$220	$224	$297	$925
	% of Total Industrial Annl Rev		0.7%	0.5%	0.5%	0.7%	2.2%

Total	RSF		949,838	2,632,595	1,278,426	982,829	3,269,259
	% of Total Industrial RSF		10.4%	28.9%	14.0%	10.8%	35.9%
	Annualized Revenue	2/	$4,541	$10,709	$5,713	$4,778	$15,703
	% of Total Industrial Annl Rev		11.0%	25.8%	13.8%	11.5%	37.9%

1/	Includes 402,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
2/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Customer Diversification

June 30, 2003

Dollars in thousands

Top 20 Customers

Customer	Number Of Leases	RSF	Annualized Revenue 1/	Percent of Annualized Revenue 1/	Average Remaining Lease Term in Years
Federal Government	58	607,026	$12,478	2.96%	5.2
AT&T	8	617,477	11,646	2.77%	4.4
Price Waterhouse Coopers	6	297,795	6,879	1.63%	6.8
State of Georgia	9	349,690	6,640	1.58%	5.7
Capital One Services	6	361,968	6,390	1.52%	5.4
Sara Lee	10	1,230,534	4,591	1.09%	2.0
IBM	7	215,737	4,566	1.08%	2.2
Bell South	9	176,960	3,706	0.88%	1.0
Northern Telecom	1	246,000	3,651	0.87%	4.7
Volvo	7	264,717	3,305	0.78%	5.9
US Airways	5	295,046	3,216	0.76%	4.5
Lockton Companies	1	127,485	3,159	0.75%	11.7
Business Telecom	5	147,379	2,945	0.70%	1.9
Bank of America	22	145,668	2,943	0.70%	3.8
Hartford Insurance	6	134,021	2,918	0.69%	2.8
WorldCom and Affiliates	14	145,063	2,866	0.68%	2.8
T-Mobile USA	3	120,561	2,791	0.66%	3.0
BB&T	8	241,075	2,618	0.62%	7.5
Ikon	7	181,361	2,458	0.58%	4.4
Carlton Fields	2	95,771	2,429	0.58%	1.0

	194	6,001,334	$92,195	21.88%	4.6

By Industry

Category	Percent of Annualized Revenue 1/
Professional, Scientific, and Technical Services	21.6%
Insurance	9.4%
Finance/Banking	9.1%
Manufacturing	9.1%
Telecommunication	8.9%
Retail Trade	7.8%
Administrative and Support Services	5.2%
Wholesale Trade	5.0%
Government/Public Administration	4.8%
Health Care and Social Assistance	4.2%
Real Estate Rental and Leasing	3.4%
Transportation and Warehousing	3.1%
Accommodation and Food Services	2.7%
Information	2.6%
Other Services (except Public Administration)	1.9%
Educational Services	1.0%

100.0%

1/	Annualized Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Same Property Performance

Dollars in thousands

	Three months ended June 30,		Percentage Change
	2003	2002
Rental revenues	$103,745	$109,596	-5.3%
Operating expenses	(35,393)	(34,782)	-1.8%

Net operating income	$68,352	$74,814	-8.6%	1/

Average Occupancy	84.6%	88.2%	-4.1%

Rentable Square Feet	34,700,000	34,700,000

	Six months ended June 30,		Percentage Change
	2003	2002
Rental revenues	$207,901	$220,911	-5.9%
Operating expenses	(70,307)	(68,129)	-3.2%

Net operating income	$137,594	$152,782	-9.9%	2/

Average Occupancy	84.7%	88.9%	-4.7%

Rentable Square Feet	34,700,000	34,700,000

Market	2002 to 2003 2nd Quarter NOI Change		2002 to 2003 YTD NOI Change
Atlanta	-14.8%		-12.4%
Charlotte	-9.1%		-8.2%
Columbia	-1.4%		-17.6%
Greenville	-1.0%		2.0%
Kansas City	9.5%		7.0%
Memphis	-6.6%		-8.2%
Nashville	4.1%		1.2%
Orlando	-1.7%		-5.6%
Piedmont Triad	-7.4%		-7.5%
Research Triangle	-3.6%		-7.4%
Richmond	-2.5%		-1.3%
Tampa	-38.0%	3/	-40.4%	4/

	-8.6%	1/	-9.9%	2/

1/	Excluding Highwoods Preserve (the 816,000sf office campus in Tampa that Worldcom vacated 12/31/02) the NOI change would have been -4.2%
2/	Excluding Highwoods Preserve the NOI change would have been -5.1%
3/	Excluding Highwoods Preserve the NOI change would have been -6.9%
4/	Excluding Highwoods Preserve the NOI change would have been -8.4%

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2003:
Colonade	Richmond	O	01/21/03	66,000	$7,000

Second quarter 2003:
None

1/	The letter “O” represents Office

Disposition Activity

Dollars in thousands
Name	Market	Type 1/	Date Sold	Square Footage	Sales Price
First quarter 2003:
none

Second quarter 2003:
Greenbriar Business Center	Hampton Roads	O	04/07/03	81,000	$7,000
Madison Park – Building 5610	Piedmont Triad	O	04/14/03	3,000	775
Highwoods Plaza	Tampa	O	04/30/03	66,000	7,050
Summit Executive Centre	Tampa	O	05/01/03	36,000	2,900
Aspen, Cypress, Cedar East and Cedar West	Research Triangle	O	06/26/03	156,000	11,425

				342,000	$29,150

Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Sales Price
First quarter 2003:
none

Second quarter 2003:
none

1/	The letter “O” represents Office

Development

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/03	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Completed Not Stabilized 2/
Catawba	Research Triangle	O	40,000	$4,030	$3,209	0%	2Q03	2Q04
801 Raleigh Corporate Center 2/	Research Triangle	O	100,000	12,016	10,291	42%	4Q02	2Q04
Tradeport V	Atlanta	I	60,000	2,913	2,722	50%	4Q02	4Q03

Total or Weighted Average			200,000	$18,959	$16,222	36%

Placed In Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 06/30/03	Quarter 2 2003 NOI 3/	Occ %	Leasing %
Seven Springs I	Nashville	O	03/31/2003	131,000	$15,649	$(25)	14%	76%

1/	The letters “O” and “I” represent Office and Industrial, respectively.
2/	These properties contributed $190,000 in Net Operating Income (Property Revenue – Property Expense) in Q2 2003.
3/	NOI = Net Operating Income (Property Revenue – Property Expense)

Development Land

June 30, 2003

Dollars in thousands
					Total Estimated Market Value
		Developable Square Footage
Market	Acres	Office	Retail	Industrial
On Balance Sheet:
Research Triangle	408	2,965,000	—	162,000	$63,600
Atlanta	225	270,000	1,100,000	1,040,000	35,200
Piedmont Triad	166	787,000	37,000	1,252,000	18,300
Kansas City 1/	109	725,000	216,000	—	20,200
Baltimore	101	1,102,000	—	—	13,200
Richmond	93	688,000	—	700,000	15,900
Charlotte	87	1,384,000	—	—	14,900
Nashville	50	830,000	—	—	11,800
Orlando	43	862,000	—	—	13,700
Tampa	32	522,000	—	15,000	5,400
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	10	80,000	—	—	1,100
Columbia	2	20,000	—	—	300

	1,360	10,673,000	1,353,000	3,169,000	$219,600

Deferred or optioned:
Atlanta	25	—	500,000	—
Research Triangle	32	731,000	—	—
Richmond	11	91,000	—	—

	68	822,000	500,000	—

Total	1,428	11,495,000	1,853,000	3,169,000

1/	Includes 27 acres of residential land

Unconsolidated Joint Ventures Assets, Debt and Liabilities

June 30, 2003

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Dallas County Partners I, LP	O/ I	50.0%	$42,549	$38,461	$41,314
Dallas County Partners II, LP	O	50.0%	18,623	23,040	24,369
Dallas County Partners III, LP	O	50.0%	48	—	40
Fountain Three	O/ I / R	50.0%	34,895	30,452	32,605
RRHWoods, LLC	O/ M	50.0%	81,285	66,584	70,241
Dreilander-Fonds 98/29	O	22.8%	140,834	67,733	70,003
Dreilander-Fonds 97/26 Dreilander-Fonds 99/32	O	42.9%	117,218	59,364	62,101
MG-HIW, LLC	O	20.0%	340,246	242,240	250,038
MG-HIW Metrowest I, LLC	O	50.0%	1,601	—	14
MG-HIW Peachtree Corners, LLC	O	50.0%	5,334	4,286	4,337
MG-HIW Metrowest II, LLC	O	50.0%	9,879	5,819	6,021
4600 Madison Associates, LP	O	12.5%	22,412	17,059	17,585
Board of Trade Investment Co.	O	49.0%	8,117	835	1,208
Concourse Center Associates, LLC	O	50.0%	14,646	9,778	10,072
Plaza Colonnade, LLC	O/R	50.0%	11,236	2,727	3,587
Highwoods-Markel Assoc., LLC	O	50.0%	14,822	11,610	11,758
SF-HIW Harborview Plaza, LP	O	20.0%	40,547	22,800	24,702
Kessinger/Hunter, LLC	—	26.5%	8,749	—	428

Total			$913,041	$602,788	$630,423

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Dallas County Partners I, LP	O/ I	50.0%	$21,275	$19,231	$20,657
Dallas County Partners II, LP	O	50.0%	9,312	11,520	12,185
Dallas County Partners III, LP	O	50.0%	24	—	20
Fountain Three	O/ I / R	50.0%	17,448	15,226	16,303
RRHWoods, LLC	O/ M	50.0%	40,643	33,292	35,121
Dreilander-Fonds 98/29	O	22.8%	32,124	15,450	15,968
Dreilander-Fonds 97/26 Dreilander-Fonds 99/32	O	42.9%	50,322	25,485	26,660
MG-HIW, LLC	O	20.0%	68,049	48,448	50,008
MG-HIW Metrowest I, LLC	O	50.0%	801	—	7
MG-HIW Peachtree Corners, LLC	O	50.0%	2,667	2,143	2,169
MG-HIW Metrowest II, LLC	O	50.0%	4,940	2,910	3,011
4600 Madison Associates, LP	O	12.5%	2,802	2,132	2,198
Board of Trade Investment Co.	O	49.0%	3,977	409	592
Concourse Center Associates, LLC	O	50.0%	7,323	4,889	5,036
Plaza Colonnade, LLC	O/R	50.0%	5,618	1,364	1,794
Highwoods-Markel Assoc., LLC	O	50.0%	7,411	5,805	5,879
SF-HIW Harborview Plaza, LP	O	20.0%	8,109	4,560	4,940
Kessinger/Hunter, LLC	—	26.5%	2,318	—	113

Total			$285,163	$192,864	$202,661

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

Unconsolidated Joint Ventures Income

For the Three Months Ended June 30, 2003

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Oper Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$2,885	$1,310	$694	$509	$372
Dallas County Partners II, LP	50.0%	1,557	605	592	206	154
Dallas County Partners III, LP	50.0%	84	37	—	1	46
Fountain Three	50.0%	1,799	755	569	440	35
RRHWoods, LLC	50.0%	3,442	1,815	674	871	82
Dreilander-Fonds 98/29	22.8%	5,031	1,399	1,149	866	1,617
Dreilander-Fonds 99/32 & 97/26	42.9%	3,925	1,092	1,149	1,006	678
MG-HIW, LLC	20.0%	12,282	4,589	2,315	2,386	2,992	1/
MG-HIW Metrowest I, LLC	50.0%	—	8	—	—	(8)
MG-HIW Rocky Point, LLC	50.0%	—	—	—	—	—
MG-HIW Peachtree Corners, LLC	50.0%	141	37	37	25	42
MG-HIW Metrowest II, LLC	50.0%	143	114	39	83	(93)
4600 Madison Associates, LP	12.5%	1,347	531	296	448	72
Board of Trade Investment Co.	49.0%	607	396	17	100	94
Concourse Center Assoc., LLC	50.0%	502	131	173	76	122
Highwoods-Markel Assoc., LLC	50.0%	824	422	319	156	(73)
Kessinger/Hunter, LLC	28.3%	1,530	1,237	—	171	122
SF-HIW Harborview Plaza, LP	20.0%	1,387	442	351	217	377
Plaza Colonnade, LLC	50.0%	4	—	—	1	3

Total		$37,490	$14,920	$8,374	$7,562	$6,634

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$1,443	$655	$347	$254	$187
Dallas County Partners II, LP	50.0%	779	303	296	103	77
Dallas County Partners III, LP	50.0%	42	19	—	1	22
Fountain Three	50.0%	900	378	285	220	17
RRHWoods, LLC	50.0%	1,722	908	337	436	41
Highwoods DLF 98/29	22.8%	1,148	319	262	198	369
Highwoods DLF 97/26 DLF 99/32	42.9%	1,685	469	493	432	291
MG-HIW, LLC	20.0%	2,457	918	463	477	599	1/
MG-HIW Metrowest I, LLC	50.0%	—	4	—	—	(4)
MH-HIW Rocky Point, LLC	50.0%	—	—	—	—	—
MG-HIW Peachtree Corners III, LLC	50.0%	71	19	19	13	20
MG-HIW Metrowest II, LLC	50.0%	72	57	20	42	(47)
4600 Madison Associates	12.5%	168	66	37	56	9
Board of Trade Investment Co.	49.0%	297	194	8	49	46
Concourse Center Assoc., LLC	50.0%	251	66	87	38	60
Highwoods-Markel Assoc., LLC	50.0%	412	211	160	78	(37)
Kessinger/Hunter & Company	28.3%	433	350	—	48	35
SF-HIW Harborview Plaza, LP	20.0%	277	88	70	43	76
Plaza Colonnade, LLC	50.0%	2	—	—	1	1

Total 2/		$12,159	$5,024	$2,884	$2,489	$1,762

1/	Net income EXCLUDES $12.1MM impairment charge at the partnership level of which Highwoods’ share is $2.4MM
2/	Highwoods’ Share of JV income shown above does not include the amortization of a $166K deferred gain

Unconsolidated Joint Ventures Income

For the Six Months Ended June 30, 2003

Dollars in thousands

	Own %	Venture’s Books
Joint Venture		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$5,236	$2,682	$1,389	$980	$185
Dallas County Partners II, LP	50.0%	3,123	1,294	1,190	411	228
Dallas County Partners III, LP	50.0%	144	75	—	2	67
Fountain Three	50.0%	3,562	1,514	1,141	796	111
RRHWoods, LLC	50.0%	6,949	3,606	1,346	1,706	291
Dreilander-Fonds 98/29	22.8%	9,673	2,747	2,303	1,728	2,895
Dreilander-Fonds 99/32 & 97/26	42.9%	8,106	2,215	2,302	2,007	1,582
MG-HIW, LLC	20.0%	24,573	8,975	4,643	4,729	6,226	1/
MG-HIW Metrowest I, LLC	50.0%	—	16	—	—	(16)
MG-HIW Rocky Point, LLC	50.0%	—	—	—	—	—
MG-HIW Peachtree Corners, LLC	50.0%	175	62	62	43	8
MG-HIW Metrowest II, LLC	50.0%	266	223	83	162	(202)
4600 Madison Associates, LP	12.5%	2,840	1,078	595	887	280
Board of Trade Investment Co.	49.0%	1,215	791	34	200	190
Concourse Center Assoc., LLC	50.0%	1,028	269	346	151	262
Highwoods-Markel Assoc., LLC	50.0%	1,636	861	558	299	(82)
Kessinger/Hunter, LLC	28.3%	2,927	2,396	—	331	200
SF-HIW Harborview Plaza, LP	20.0%	2,806	850	701	433	822
Plaza Colonnade, LLC	50.0%	8	—	—	2	6

Total		$74,267	$29,654	$16,693	$14,867	$13,053

	Own %	Highwoods’ Share of Joint Venture
Joint Venture		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Dallas County Partners I, LP	50.0%	$2,618	$1,341	$695	$490	$92
Dallas County Partners II, LP	50.0%	1,562	647	595	206	114
Dallas County Partners III, LP	50.0%	72	38	—	1	33
Fountain Three	50.0%	1,781	757	571	398	55
RRHWoods, LLC	50.0%	3,476	1,760	673	895	148
Highwoods DLF 98/29	22.8%	2,206	627	525	394	660
Highwoods DLF 97/26 DLF 99/32	42.9%	3,481	951	988	861	681
MG-HIW, LLC	20.0%	4,916	1,795	929	945	1,247	1/
MG-HIW Metrowest I, LLC	50.0%	—	8	—	—	(8)
MH-HIW Rocky Point, LLC	50.0%	—	—	—	—	—
MG-HIW Peachtree Corners III, LLC	50.0%	88	31	31	22	4
MG-HIW Metrowest II, LLC	50.0%	133	112	42	81	(102)
4600 Madison Associates	12.5%	355	135	74	111	35
Board of Trade Investment Co. 2/	49.0%	595	388	17	98	92
Concourse Center Assoc., LLC	50.0%	514	135	173	76	130
Highwoods-Markel Assoc., LLC	50.0%	818	431	279	150	(42)
Kessinger/Hunter & Company	26.5%	776	635	—	88	53
SF-HIW Harborview Plaza, LP	20.0%	561	170	140	87	164
Plaza Colonnade, LLC	50.0%	4	—	—	1	3

Total 3/		$23,956	$9,961	$5,732	$4,904	$3,359

1/	Net income EXCLUDES $12.1MM impairment charge at the partnership level of which Highwoods’ share is $2.4MM
2/	Does not include a $6K audit adjustment to reduce the provision for income taxes related to a prior year
3/	Highwoods’ Share of JV income shown above does not include the amortization of a $324K deferred gain

Unconsolidated Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate		Maturity Date	Loan Balance 06/30/03
Dallas County Partners I, LP	50.0%	various 1/	7.2%		various 1/	$38,461
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%		Jun-13	23,040
Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%		Jan-08	6,274
	50.0%	various 2/	7.5%		various 2/	24,178

Total Fountain Three			7.5%			30,452
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	2.9%	3/	Nov-15	23,000
	50.0%	CIGNA	6.8%		Sep-12	8,429
	50.0%	Industrial Revenue Bonds	4.5%	3/	Sep-15	6,000
	50.0%	various 4/	5.9%	3/	various 4/	29,155

Total RRHWoods, LLC			4.8%			66,584
Dreilander-Fonds 98/29	22.8%	USG Annuity & Life Company	6.8%		May-11	67,733
Dreilander-Fonds 97/26 Dreilander-Fonds 99/32	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%		May-12	59,364
MG-HIW, LLC	20.0%	GE Capital	3.3%	3/	Jan-06	242,240
MG-HIW Peachtree Corners, LLC	50.0%	Highwoods Finance, LLC	3.1%	3/	Jul-03	4,286
MG-HIW Metrowest II, LLC	50.0%	Wachovia	2.9%	3/	Feb-05	5,819
4600 Madison Associates, LP	12.5%	State Farm	6.9%		Apr-18	17,059
Board of Trade Investment Co.	49.0%	KC Board of Trade Clearing Corp.	7.8%		Sep-07	835
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%		Jul-10	9,778
Highwoods-Markel Assoc., LLC	50.0%	First Community Bank	7.9%		Apr-11	9,987
	50.0%	First Community Bank	8.6%		Apr-10	1,623

Total Highwoods-Markel Assoc., LLC			8.0%			11,610
SF-HIW Harborview Plaza, LP	20.0%	Met Life	6.1%		Oct-12	22,800
Plaza Colonnade, LLC	50.0%	Wells Fargo	3.2%		Feb-06	2,727

Total Secured Loans						$602,788

Highwoods’ Share of the above						$192,864

1/	includes 15 fixed rate loans under $4 million with maturities ranging from January 2006 to July 2011
2/	includes 6 fixed rate loans under $6 million with maturities ranging from May 2008 to September 2012
3/	The floating rate loans’ interest rates are based on June 30, 2003’s rates.
4/	includes 6 fixed rate loans under $6 million maturing between October 2002 to September 2012 and 2 floating rate loans under $6 million with maturities ranging from January 2004 to November 2015

Portfolio Summary Unconsolidated Joint Ventures

As of June 30, 2003

Summary by Location:

Market	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue – Highwoods’ Share Only 3/
			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,245,000	93.4%	32.5%	4.0%	1.1%	4.3%	41.9%
Orlando	1,764,000	84.4%	17.0%	—	—	—	17.0%
Atlanta	930,000	89.9%	14.7%	—	—	—	14.7%
Research Triangle	1,125,000	84.0%	7.6%	—	—	—	7.6%
Tampa	571,000	85.3%	5.7%	—	—	—	5.7%
Piedmont Triad	364,000	100.0%	4.6%	—	—	—	4.6%
Kansas City	427,000	88.2%	4.4%	—	—	—	4.4%
Richmond	121,000	100.0%	2.5%	—	—	—	2.5%
Charlotte	148,000	100.0%	1.0%	—	—	—	1.0%
Other	110,000	100.0%	0.6%	—	—	—	0.6%

Total	7,805,000	89.4%	90.6%	4.0%	1.1%	4.3%	100.0%

1/	Excludes Des Moines’ apartment units.
2/	Excludes Des Moines’ apartment occupancy percentage of 90%.
3/	Annualized Rental Revenue is June 2003 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Unconsolidated Joint Venture Lease Expirations

June 30, 2003

Dollars in thousands

Year	Number of Leases	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
Remainder of 2003	100	330,307	4.7%	$6,645	$20.12	5.3%
2004	111	641,562	9.1%	13,092	20.41	10.4%
2005	126	901,378	12.8%	16,192	17.96	13.0%
2006	108	989,075	14.1%	15,888	16.06	12.6%
2007	59	381,086	5.4%	7,988	20.96	6.3%
2008	53	1,165,598	16.6%	17,140	14.71	13.6%
2009	17	576,400	8.2%	10,019	17.38	8.0%
2010	27	407,731	5.8%	6,471	15.87	5.1%
2011	12	427,781	6.1%	9,203	21.51	7.3%
2012	20	323,546	4.6%	7,360	22.75	5.8%
2013 and thereafter	29	887,726	12.6%	15,866	17.87	12.6%

	662	7,032,190	100.0%	$125,865	$17.90	100.0%

1/	Annualized Revenue is June 2003 rental revenue for the venture (base rent plus operating expense pass throughs) multiplied by 12.

Unconsolidated Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/03	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonnade, LLC 1/	50%	Kansas City	285,000	$69,700	$11,236	59%	Q304	Q305

Highwoods’ Share of the above			142,500	$34,850	$5,618	59%

1/	Includes $14.1 million in investment cost that will be funded by tax increment financing